UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2021

Ondas Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Old South Road, #495
Nantucket, MA	02554
(Address of principal executive offices)	(Zip Code)

(888) 350-9994

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed on May 17, 2021, Ondas Holdings, Inc. (the “Company” or “Ondas”) entered into an Agreement and Plan of Merger (the “Agreement”) with Drone Merger Sub I Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub I”), Drone Merger Sub II Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub II”), American Robotics, Inc., a Delaware corporation (“American Robotics”), and Reese Mozer, solely in his capacity as the representative of American Robotics’ Stockholders (as defined in the Agreement).

On August 5, 2021 (the “Closing Date”), the Company consummated the previously announced Mergers (as defined below). As contemplated by the Agreement and as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on July 6, 2021, following a Special Meeting of Stockholders of Ondas held on August 5, 2021 (the “Special Meeting”), American Robotics merged with and into Merger Sub I (“Merger I”), with American Robotics continuing as the surviving entity, and American Robotics then subsequently and immediately merged with and into Merger Sub II (“Merger II” and, together with Merger I, the “Mergers”), with Merger Sub II continuing as the surviving entity and as a direct wholly owned subsidiary of the Company. Simultaneously with Merger II, Merger Sub II was renamed American Robotics, Inc.

Pursuant to the Agreement, American Robotics stockholders received (i) cash consideration in an amount equal to $7,500,000, less certain indebtedness, transaction expenses and other expense amounts as described in the Agreement; (ii) 6,750,000 validly issued, fully paid and non-assessable shares of the Company’s common stock, less certain shares payable as transaction expenses; (iii) warrants exercisable for 1,875,000 shares of the Company’s common stock (the “Warrants”); and (iv) the cash release from the PPP Loan Escrow Amount (as defined in the Agreement). Each of the Warrants entitle the holder to purchase a number of shares of the Company’s common stock at an exercise price of $7.89. Each of the Warrants shall be exercisable in three equal annual installments commencing on the one year anniversary of the Closing Date and shall have a term of ten years.

The foregoing descriptions of the Agreement and Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreement and Form of Warrant, which are attached hereto as Exhibit 2.1 and Exhibit 4.1, respectively, and incorporated herein by reference.

As previously disclosed, in connection with the Mergers, on May 17, 2021, the Company entered into a lock-up and registration rights agreement, by and among the Company and the directors and officers of American Robotics (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement (i) the Company agreed to file a resale registration statement for the Registrable Securities (as defined in the Registration Rights Agreement) no later than 90 days following the closing of the Mergers, and to use commercially reasonable efforts to cause it to become effective as promptly as practicable following such filing, (ii) the directors and officers and other American Robotics stockholders who sign a joinder to such agreement were granted certain piggyback registration rights with respect to registration statements filed subsequent to the closing of the Mergers, and (iii) the directors and officers of American Robotics agreed, subject to certain customary exceptions, not to sell, transfer or dispose of any Company common stock for a period of 180 days from the closing of the Mergers. In connection with the Mergers, the stockholders of American Robotics entered into a Joinder to Lock-Up and Registration Rights Agreement.

The foregoing descriptions of the Registration Rights Agreement and Joinder to Lock-Up and Registration Rights Agreement do not purport to be complete and are qualified in their entirety to the full text of the Registration Rights Agreement and Form of Joinder to Lock-Up and Registration Rights Agreement, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Also on the Closing Date, the Company entered into employment agreements and issued 1,375,000 restricted stock units under the Company’s incentive stock plan to key members of American Robotics’ management.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure included in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. The issuances of shares of the Company’s common stock and the Warrants (including the underlying common stock) in Item 2.01 were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in accordance with Section 4(a)(2) and Regulation D, Rule 506 thereunder, as transactions by an issuer not involving a public offering.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Special Meeting. Each stockholder of the Company’s common stock was entitled to one vote on each matter properly presented at the Special Meeting for each share of common stock owned by that stockholder on the record date.

Proposal 1 – A proposal to approve the issuance of shares of Ondas common stock, including shares of common stock underlying the Warrants, in connection with the acquisition of American Robotics, Inc.

Votes For	Votes Against	Abstain
21,684,783	56,352	5,312

Proposal 2 – A proposal to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposal.

Votes For	Votes Against	Abstain
21,571,607	169,185	5,655

There were no broker non-votes on these proposals.

Item 8.01. Other Events.

The audited financial statements of American Robotics for the years ended December 31, 2020 and December 31, 2019, the unaudited financial statements of American Robotics for the three months ended March 31, 2021 and March 31, 2020, and the unaudited pro forma condensed combined financial statements (and related notes) of the Company as of and for the three months ended March 31, 2021 and the year ended December 31, 2020 are included as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference. The unaudited pro forma condensed combined financial statements are based on the Company’s audited and unaudited interim historical consolidated financial statements and American Robotics’ audited and unaudited interim historical financial statements as adjusted to give effect to the Company’s acquisition of American Robotics. The unaudited pro forma condensed combined balance sheet as of March 31, 2021 gives effect to these transactions as if they occurred on March 31, 2021. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 and the twelve months ended December 31, 2020 give effect to these transactions as if they occurred on January 1, 2020.

Also, the Company intends to file a Form 8-K with (i) the unaudited financial statements of American Robotics for the three and six months ended June 30, 2021 and June 30, 2020, and (ii) the unaudited pro forma condensed combined financial statements (and related notes) of the Company as of and for the six months ended June 30, 2021 and the year ended December 31, 2020.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of May 17, 2021 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed by the Company with the SEC on May 17, 2021).
4.1	Form of Warrant (incorporated herein by reference to Exhibit E to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed by the Company with the SEC on May 17, 2021).
10.1	Lock-Up and Registration Rights Agreement, dated May 17, 2021 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company with the SEC on May 17, 2021).
10.2	Form of Joinder to Lock-Up and Registration Rights Agreement.
23.1	Consent of Turner Stone & Company, L.L.P.
99.1	The audited financial statements of American Robotics, Inc. for the years ended December 31, 2020 and December 31, 2019 (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed by the Company with the SEC on May 27, 2021).
99.2	The unaudited financial statements of American Robotics, Inc. for the three months ended March 31, 2021 and March 31, 2020 (incorporated herein by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed by the Company with the SEC on May 27, 2021).
99.3	The unaudited pro forma condensed combined financial statements (and related notes) of Ondas Holdings Inc. as of and for the three months ended March 31, 2021 and December 31, 2020 (incorporated herein by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K, filed by the Company with the SEC on May 27, 2021).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONDAS HOLDINGS INC.

Date: August 9, 2021	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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